FIRST FUNDS

Bond Portfolio

SUPPLEMENT DATED JANUARY 25, 2002,
TO THE OCTOBER 29, 2001, PROSPECTUS

This supplement provides new information beyond that contained in the prospectus and should be read in conjunction with such prospectus.

Effective as of January 1, 2002, James R. Turner was no longer a portfolio manager of the Bond Portfolio, and Warren J. Schwarzman and Danielle K. Schonbaum joined Steven Wishnia as portfolio managers of the Bond Portfolio.

The first paragraph under the section entitled "Portfolio Managers" on page 7 of the prospectus shall be deleted in its entirety and replaced with the following language:

Warren J. Schwarzman graduated from the University of Michigan in 1972 with a bachelor of arts in urban affairs. He received his master's in business administration from the University of Virginia in 1975. From 1975 to 2000, Mr. Schwarzman served as an institutional fixed-income salesman. He started his career at Smith Barney and spent the last 11 years at Donaldson, Lufkin & Jenrette. He joined Highland Capital in 2001.

Danielle K. Schonbaum received her bachelor of business administration in accounting from the University of Memphis in 1986. She joined Delta Life and Annuity Company in their investment department and initially worked as an investment accountant. Over time she became involved in portfolio management and at the time of Delta's buyout in 1997, she served as vice president and portfolio manager. Ms. Schonbaum worked at Morgan Keegan as a mortgage analyst before joining Highland Capital in 1999 as a fixed-income analyst. She is also a chartered financial analyst and a certified public accountant.